UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2004

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3099 Orchard Drive

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 894-0700

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 8, 2004 announcing the filing of a registration statement on Form S-1 with the Securities and Exchange Commission.

99.2	Press Release dated March 8, 2004 raising financial guidance for the first quarter and full year 2004.

Item 9.	Regulation FD Disclosure

On March 8, 2004, Tessera Technologies, Inc. issued a press release announcing the filing of a registration statement on
Form S-1 with the Securities and Exchange Commission for a proposed underwritten follow-on offering with respect to up to 4,715,000 shares of common stock to be offered on behalf of certain selling stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

On March 8, 2004, Tessera Technologies, Inc. issued a press release raising its financial guidance for the first quarter and full year 2004. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2004	TESSERA TECHNOLOGIES, INC.

	By:	/s/ R. Douglas Norby
	Name:	R. Douglas Norby
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 8, 2004 announcing the filing of a registration statement on Form S-1 with the Securities and Exchange Commission.

99.2	Press Release dated March 8, 2004 raising financial guidance for the first quarter and full year 2004.